Exhibit 99.1

RingCentral Announces Revenue Growth of 35% for Fourth Quarter 2015

RingCentral Office® Annualized Exit Monthly Recurring Software Subscriptions up 45%

Expands Software Subscriptions Gross Margin by 540 bps year-over-year to 78.7%

Belmont, Calif. – February 4, 2016 – RingCentral, Inc. (NYSE: RNG), a leading provider of cloud business communications and collaboration solutions, today announced financial results for the fourth quarter and full year ended December 31, 2015.

Fourth Quarter Financial Highlights:

•	Overall revenue increased 35% year-over-year to $83.4 million; software subscriptions revenue increased 36% year-over-year to $76.5 million.

•	Total annualized exit monthly recurring software subscriptions were up 34% year-over-year to $317.4 million.

•	RingCentral Office® annualized exit monthly recurring software subscriptions were up 45% year-over-year to $247.4 million.

•	Net monthly subscriptions dollar retention: RingCentral Office® over 100% and overall over 99%

•	Non-GAAP software subscriptions gross margin improved 5.4 points to 78.7% in the fourth quarter of 2015 from 73.3% in the same period a year ago. GAAP software subscriptions gross margin improved 5.2 points to 78.0% in the fourth quarter of 2015 from 72.8% in the same period a year ago.

•	Non-GAAP operating margin improved to 1.0% up from (8.3%) in the fourth quarter of 2014. GAAP operating margin of (7.2%) improved from (15.1%) in the fourth quarter of 2014.

“Q4 was a strong finish to an outstanding year. In 2015 we exhibited a combination of solid top line growth and meaningful margin expansion, resulting in the company reaching profitability in Q3. We continued our rapid pace of innovation and expansion up-market, successfully launched two new major carrier partners, and were selected by Gartner as the UCaaS Magic Quadrant leader,” said Vlad Shmunis, RingCentral’s Chairman and CEO. “We finished the year with tremendous momentum. In Q4 we had strong revenue growth across all market segments, our highest gross margins to date, and excellent traction up-market.”

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Financial Results of the Fourth Quarter 2015:

•	Revenue: Total revenue was $83.4 million for the fourth quarter of 2015, up 35% from the fourth quarter of 2014. Software subscriptions revenue was $76.5 million for the fourth quarter of 2015, up 36% from the fourth quarter of 2014.

•	Net Income (Loss): GAAP net income (loss) per diluted share was ($0.10) for the fourth quarter of 2015 compared with ($0.15) for the fourth quarter of 2014. Non-GAAP net income (loss) per diluted share was $0.01 for the fourth quarter of 2015, compared with ($0.08) per diluted share for the fourth quarter of 2014.

•	Balance Sheet: Total cash and short-term investments at the end of the fourth quarter of 2015 was $137.6 million, compared with $132.3 million at the end of the third quarter of 2015.

Financial Results of the Full Year 2015:

•	Revenue: Total revenue was $296.2 million for the full year of 2015, up 35% from the full year of 2014. Software subscriptions revenue was $271.2 million for the full year of 2015, up 36% from the full year of 2014.

•	Net Income (Loss): GAAP net income (loss) per diluted share was ($0.46) for the full year of 2015 compared with ($0.72) for the full year of 2014. Non-GAAP net income (loss) per diluted share was ($0.12) for the full year of 2015, compared with ($0.48) per diluted share for the full year of 2014.

•	Balance Sheet: Total cash and short-term investments at the end of 2015 was $137.6 million, down from $141.7 million at the end of 2014.

Fourth Quarter 2015 and Recent Business Highlights:

•	Launched RingCentral Global Office, designed to address needs of multinational enterprises. Connecting the global workforce across multiple countries, RingCentral Global Office reduces complexity and high costs for multinational enterprises that have multiple, legacy on-premise PBX systems with a single cloud solution.

•	Entered into an agreement with Westcon Group to distribute phones to RingCentral customers, removing phone revenue from the Company’s future P&L. Westcon has also become a VAR for the Company’s cloud business communications solutions.

•	Chosen by Google as a top partner and one of the first solutions in the “Recommended for Google Apps for Work” program.

•	Appointed David Sipes as Chief Revenue Officer, a newly created position to oversee the company’s worldwide go-to-market activities including sales, marketing, customer care, as well as business and corporate development.

Conference Call Details:

•	What: RingCentral financial results for the fourth quarter and full year of 2015 and outlook for the first quarter and full year of 2016.

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•	When: Thursday, February 4, 2016 at 2PM PT (5PM ET).

•	Dial in: To access the call in the United States, please (877) 705-6003, and for international callers dial (201) 493-6725. Callers may provide confirmation number 13629019 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.ringcentral.com/ (live and replay).

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (877) 870-5176 from the United States or (858) 384-5517 internationally with recording access code 13629019.

About RingCentral

RingCentral, Inc. (NYSE: RNG) is a leading provider of cloud-based business communications and collaboration solutions. RingCentral’s cloud solution is easier to manage, and more flexible and cost-efficient than legacy on-premises communications systems. It meets the needs of modern distributed and mobile workforces spanning SMB to Enterprises globally. RingCentral, Business Communications Made Simple. RingCentral is headquartered in Belmont, California. RingCentral and the RingCentral logo are registered trademarks of RingCentral, Inc.

Forward-Looking Statements

This press release contains “forward-looking statements”, including statements regarding our future financial results, our continued expansion up-market, our pace of innovation and expansion up-market, and the removal of phone revenues from our future P&L. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: our ability to grow at our expected rate of growth; our ability to add and retain larger and enterprise customers and enter new geographies and markets; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; our ability to compete successfully against existing and new competitors; our ability to exit successfully from direct phone sales and act as an agent to sell phones to our customers on behalf of Westcon; our ability to enter into and maintain relationships with carriers and other resellers; our ability to manage our expenses and growth; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission; and in other filings we make with the Securities and Exchange Commission from time to time.

All forward-looking statements in this press release are based on information available to RingCentral as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

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Non-GAAP Financial Measures

Our reported financial results include certain Non-GAAP financial measures, including Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share. We define Non-GAAP net income (loss) as net income (loss) excluding share-based compensation, acquisition related matters, intercompany translation gains or losses, and other one-time items.

We have included Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share in this press release because they are key measures used by us to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short and long-term operational plans. In particular, the exclusion of certain expenses in calculating Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share can provide a useful measure for period-to-period comparisons of our core business.

Although Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures.

Our reported results also include our total annualized exit monthly recurring subscriptions, RingCentral Office® annualized exit monthly recurring subscriptions, and net monthly subscriptions dollar retention. We define our total annualized exit monthly recurring subscriptions as our total monthly recurring subscriptions multiplied by 12. Our total monthly recurring subscriptions equal the monthly value of all customer subscriptions in effect at the end of a given month. We believe this metric is a leading indicator of our anticipated subscriptions revenue. We calculate our RingCentral Office® annualized exit monthly recurring subscriptions in the same manner as we calculate our total annualized exit monthly recurring subscriptions, except that only customer subscriptions from RingCentral Office® customers are included when determining monthly recurring subscriptions for the purposes of calculating this key business metric. We define Dollar Net Change as the quotient of (i) the difference of our Monthly Recurring Subscriptions at the end of a period minus our Monthly Recurring Subscriptions at the beginning of a period minus our Monthly Recurring Subscriptions at the end of the period from new customers we added during the period, (ii) all divided by the number of months in the period. We define our Average Monthly Recurring Subscriptions as the average of the Monthly Recurring Subscriptions at the beginning and end of the measurement period.

Investor Relations Contact:

Darren Yip, RingCentral

(650) 641-2220

ir@RingCentral.com

Media Contact:

Jennifer Caukin, RingCentral

650-561-6348

Jennifer.caukin@ringcentral.com

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RINGCENTRAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$137,588	$113,182
Short-term investments	—	28,479
Accounts receivable, net	19,163	7,651
Inventory	2,317	1,710
Prepaid expenses and other current assets	11,978	8,767

Total current assets	171,046	159,789
Property and equipment, net	28,160	25,527
Goodwill	9,393	—
Intangibles, net	3,266	—
Other assets	2,948	3,021

Total assets	$214,813	$188,337

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,196	$4,181
Accrued liabilities	34,702	29,236
Current portion of capital lease obligation	269	509
Current portion of long-term debt	3,750	16,764
Deferred revenue	36,657	25,586

Total current liabilities	80,574	76,276
Long-term debt	14,840	7,813
Sales tax liability	3,670	3,953
Capital lease obligation	181	535
Other long-term liabilities	5,416	3,255

Total liabilities	104,681	91,832
Stockholders’ equity:
Common stock	7	7
Additional paid-in capital	319,792	274,844
Accumulated other comprehensive loss	527	(251)
Accumulated deficit	(210,194)	(178,095)

Total stockholders’ equity	110,132	96,505

Total liabilities and stockholders’ equity	$214,813	$188,337

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RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenues:
Services	$76,532	$56,430	$271,245	$200,098
Product	6,907	5,464	24,983	19,789

Total revenues	83,439	61,894	296,228	219,887

Cost of revenues:
Services	16,851	15,368	66,354	58,673
Product	6,011	4,554	20,917	18,100

Total cost of revenues	22,862	19,922	87,271	76,773

Gross profit	60,577	41,972	208,957	143,114
Operating expenses:
Research and development	15,312	12,104	52,924	44,582
Sales and marketing	38,378	28,485	139,851	104,827
General and administrative	12,883	10,726	47,114	38,910

Total operating expenses	66,573	51,315	239,889	188,319

Loss from operations	(5,996)	(9,343)	(30,932)	(45,205)
Other income (expense), net	(866)	(864)	(2,430)	(3,038)

Loss before provision (benefit) for income taxes	(6,862)	(10,207)	(33,362)	(48,243)
Provision (benefit) for income taxes	79	(87)	(1,263)	97

Net loss	$(6,941)	$(10,120)	$(32,099)	$(48,340)

Net loss per common share:
Basic and diluted	$(0.10)	$(0.15)	$(0.46)	$(0.72)

Weighted-average number of shares used in computing net loss per share:
Basic and diluted	71,420	68,318	70,069	66,818

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RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Year Ended December 31,
	2015	2014
Cash flows from operating activities:
Net loss	$(32,099)	$(48,340)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,467	10,378
Share-based compensation	22,088	15,516
Tax benefit from release of valuation allowance	(1,411)	—
Impairment of fixed assets	1,317	—
Non-cash interest and other expense related to debt	156	259
Net accretion of discount and amortization of premium on available-for-sale securities	616	—
Allowance for doubtful accounts	411	40
Loss on disposal of assets	322	100
Deferred income tax	(8)	(35)
Others	94	—
Changes in assets and liabilities:
Accounts receivable	(11,923)	(4,646)
Inventory	(606)	401
Prepaid expenses and other current assets	(3,636)	(3,553)
Other assets	421	(1,012)
Accounts payable	1,591	(510)
Accrued liabilities	2,354	9,054
Deferred revenue	11,071	9,034
Other liabilities	861	1,884

Net cash provided by (used in) operating activities	5,086	(11,430)

Cash flows from investing activities:
Proceeds from the maturity of available-for-sale securities	28,080	—
Purchases of property and equipment	(14,631)	(17,267)
Purchases of available-for-sale securities	—	(28,696)
Capitalized internal-use-software	(2,513)	(698)
Cash paid in business combination, net of cash acquired	(4,670)	—
Proceeds from restricted investments	100	—

Net cash provided by (used in)investing activities	6,366	(46,661)

Cash flows from financing activities:
Net proceeds from public offerings of common stock	—	57,167
Proceeds from issuance of stock in connection with stock plans	19,524	9,487
Repayment of debt	(6,142)	(9,909)
Repayment of capital lease obligations	(594)	(698)
Payment of offering costs	—	(1,219)
Taxes paid related to net share settlement of equity awards	(151)	(41)

Net cash provided by financing activities	12,637	54,787

Effect of exchange rate changes on cash and cash equivalents	317	108
Net increase (decrease) in cash and cash equivalents	24,406	(3,196)
Cash and cash equivalents:
Beginning of period	113,182	116,378

End of period	$137,588	$113,182

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RINGCENTRAL, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Revenues:
Services	$76,532	$56,430	$271,245	$200,098
Product	6,907	5,464	24,983	19,789

Total Revenues	83,439	61,894	296,228	219,887

Cost of Revenues reconciliation:
GAAP Services cost of revenues	16,851	15,368	66,354	58,673
Share-based compensation	(586)	(320)	(2,054)	(1,294)

Non-GAAP services cost of revenues	16,265	15,048	64,300	57,379

GAAP Product cost of revenues	6,011	4,554	20,917	18,100

Gross margin reconciliation:
Non-GAAP Services	78.7%	73.3%	76.3%	71.3%
Non-GAAP Product	13.0%	16.7%	16.3%	8.5%
Non-GAAP Gross margin	73.3%	68.3%	71.2%	65.7%
Operating expenses reconciliation:
GAAP Research and development	15,312	12,104	52,924	44,582
Share-based compensation	(1,642)	(917)	(5,387)	(3,343)
Amortization	(151)	—	(480)	—
Acquisition related matters	(244)	—	(575)	—

Non-GAAP research and development	13,275	11,187	46,482	41,239

As a % of total revenues non-GAAP	15.9%	18.1%	15.7%	18.8%

GAAP Sales and marketing	38,378	28,485	139,851	104,827
Share-based compensation	(1,867)	(1,599)	(7,200)	(5,260)
Amortization	(105)	—	(105)	—

Non-GAAP sales and marketing	36,406	26,886	132,546	99,567

As a % of total revenues non-GAAP	43.6%	43.4%	44.7%	45.3%
GAAP General and administrative	12,883	10,726	47,114	38,910
Share-based compensation	(2,203)	(1,374)	(7,447)	(5,619)
Acquisition related matters	(39)	—	(787)	—

Non-GAAP general and administrative	10,641	9,352	38,880	33,291
As a % of total revenues non-GAAP	12.8%	15.1%	13.1%	15.1%
Loss from operations reconciliation:
GAAP loss from operations	(5,996)	(9,343)	(30,932)	(45,205)
Share-based compensation	6,298	4,210	22,088	15,516
Amortization	256	—	585	—
Acquisition related matters	283	—	1,362	—

Non-GAAP income (loss) from Operations	841	(5,133)	(6,897)	(29,689)

Non-GAAP operating margin	1.0%	-8.3%	-2.3%	-13.5%

Net loss reconciliation:
GAAP Net loss	(6,941)	(10,120)	(32,099)	(48,340)
Share-based compensation	6,298	4,210	22,088	15,516
Amortization	256	—	585	—
Acquisition related matters	283	—	1,362
Tax benefit from release of valuation allowance	—	—	(1,411)	—
Intercompany translation loss	594	348	928	755

Non-GAAP Net income (loss)	$490	$(5,562)	$(8,547)	$(32,069)

Basic and diluted net loss per share

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	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income (loss) per share
Weighted average number of shares used to compute net income (loss) per share	71,420	68,318	70,069	66,818
Effect of dilutive securities (stock options and restricted stock awards)	3,612	—	—	—

Non GAAP weighted average shares used for calculating Non GAAP net income (loss) per share	75,032	68,318	70,069	66,818

GAAP net loss per share	$(0.10)	$(0.15)	$(0.46)	$(0.72)
Non-GAAP net income (loss) per share	$0.01	$(0.08)	$(0.12)	$(0.48)

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